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The Mexico Fund, Inc.
--------------------------------------------------------------------------------

 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Eduardo Solano -- Investor Relations Officer
 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 Bancomer, S.A.
 Merrill Lynch Pierce Fenner & Smith Inc.

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert Price & Rhoads
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the
 financial statements herein, is
 transmitted to shareholders of The
 Mexico Fund, Inc. for their
 information. It is not a
 prospectus, circular or
 representation intended for use in
 the purchase of shares of the Fund
 or any securities mentioned in the
 report.
--------------------------------------------------------------------------------

 ---------------------------------
  ------------------------------
  ----------------------------


                                   The Mexico
                                   Fund, Inc.
                                  (Unaudited)
    ----------------------
                               Semi-Annual Report
                                 April 30, 1999
  ----------------------------
  ------------------------------


  ------------------------------
                             www.themexicofund.com
 ---------------------------------

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

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The Mexico Fund, Inc.
Semi-Annual Report
April 30, 1999
Highlights




  The Mexico Fund, Inc. is a diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexi-can Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed diversified portfolio as part of their overall investment program.
 . The Fund's second quarter of fiscal 1999 ended April 30, 1999.

 . The Mexican Stock Exchange (Bolsa) index increased 45% in dollar terms during the first half of fiscal 1999. During the first five months of calendar 1999, the Mexican Bolsa ranked as one of the top stock market performers in the world and as the top performer within Latin America.

 . Similarly, the market price and net asset value (NAV) per share of the Fund increased 60% and 43%, respectively, during the first half of fiscal 1999.

 . Mexico secured $23.7 billion in credit lines from international institutions that will be used to refinance some external debt and to provide additional financial support to the Mexican economy.

 . The Mexican economy, measured by the gross domestic product (GDP), grew at a rate of 1.9% during the first quarter of calendar 1999.

 . The Mexican peso strengthened against the dollar and the rate of exchange ended April 1999 at a level of Ps. 9.25 per dollar, 6.5% lower than at the end of calendar 1998.

 . Mexico's annual inflation rate at the end of April 1999 was 18.2%, very simi-lar to 18.6% registered during 1998.

 . Interest rates on the 28-day Cetes (treasury bills) decreased from levels of approximately 33% during the first fiscal quarter to approximately 20% at the end of April 1999.

 . The Fund's discount between market price and NAV decreased from 27% at the end of January 1999 to less than 20% at the end of April 1999.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
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Economic Environment.

  On June 15, 1999, the Mexican Secretary of Finance and Public Credit an-nounced the creation of a 1999-2000 Financial Strengthening Program. This pro-gram consists of credit lines totaling $23.7 billion granted to Mexico by in-ternational financial institutions and the US and Canadian Governments. A por-tion of this amount, $16.9 billion, will be used to refinance some of the ex-ternal public debt obligations maturing within the coming three years, and the balance, $6.8 billion, would only be used to provide financial support to the Mexican economy if necessary. The authorities have referred to this program as a "financial armoring" should an unexpected economic crisis develop at the end of President Zedillo's Administration.

  The deceleration of the Mexican economy that started during the second half of 1998 extended through the first quarter of 1999, during which the GDP in-creased 1.9%. The most dynamic sectors of the economy were the transportation industry, which increased 7.4%, the agricultural sector which increased 5.5%, the energy sector which increased 3.9% and the construction sector which in-creased 3.7%. The manufacturing and communal services industries increased 1.5% and 1.0%, respectively. On the other hand, the commerce and mining sec-tors decreased 0.2% and 0.9%, respectively. Economists believe that the decel-eration of the economy has ended and that the 1999 GDP growth could reach a level of approximately 3%. Although such growth would be lower than the 4.8% experienced in 1998, it would be the highest projected in Latin America.

  The agreement reached by oil producing countries to reduce the oil supply by 2 million barrels per day has resulted in increased international oil prices. The price of the Mexican oil mix increased 68%, from $7.70 per barrel at the end of 1998, to approximately $12.90 at the end of May 1999. The Mexican au-thorities have announced that any extraordinary income resulting from in-creased oil revenues will be used to create a contingency fund instead of in-creasing public sector expenditure.

  During the first five months of 1999, positive economic results and expecta-tions for the Mexican economy and its financial markets have resulted in a strengthening of the Mexican peso against the US dollar. At the end of this second fiscal quarter, the exchange rate of the peso against the dollar regis-tered a level of Ps. 9.25, 6.5% lower than at the end of 1998. Since then how-ever, uncertainties regarding a potential increase of US interest rates and economic developments in Argentina and Brazil have affected Mexican financial markets, and the exchange rate increased to Ps. 9.74, still 1.5% lower than at the end of 1998.

  The Mexican trade balance registered a deficit of $7.74 billion during 1998, primarily attributable to a 37% decrease in the value of oil exports. For the first four months of 1999, the trade balance deficit amounted to $1.51 bil-lion, 29% lower than during the same period of 1998. This lower trade deficit is mainly explained by the deceleration of the economy, discussed earlier in this report, which resulted in a lower rate of growth of imports. Five and a half years after NAFTA was implemented, Mexico ranks as the second largest trade partner of the United States.

  The restrictive monetary policy implemented by Banco de Mexico (central bank) since 1998 has resulted in high levels of domestic interest rates. The objective of this policy is to achieve an inflation rate of 13% in 1999. Par-allel to the recent strengthening of the peso, optimistic expectations have contributed to lower interest rates. The yield paid by the 28-day Cetes (trea-sury bills) has

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decreased from 33% at the end of 1998 to approximately 20% at the end of May
1999.

  Mexico's annual inflation rate, measured by the increase of the consumer price index (CPI), was 18% at the end of May 1999, slightly lower than 18.6% registered during calendar 1998. Economic analysts estimate that the 1999 in-flation rate will decrease to approximately 14.5%, while the target set by Banco de Mexico is 13%.

The Bolsa and the Fund's Performance

  The Mexican Bolsa registered a positive performance during the first half of the Fund's 1999 fiscal year. The recovery of international oil prices and the relatively low valuations of Mexican stock prices, among other factors, con-tributed to a 45% increase of the Bolsa index during this six-month period. Also, during the first five months of calendar 1999, the Mexican Bolsa was the top performing Latin American stock market and one of the top ten performers worldwide.

  The positive performance of the Bolsa was reflected in the Fund's perfor-mance. During the first half of fiscal 1999, the Fund's market price per share increased 60% to $17 9/16, while the NAV grew 43% to $21.75, which together resulted in a decrease of the discount from 27.5% to 19.3% at the end of April 1999.

  Several market indicators suggest that stock prices continue to show rela-tively low valuations. At the end of April 1999, the price/earnings ratio of the Bolsa was 12.4, which compares favorably with 26.4 and 36.0 times for the Dow Jones and S&P 500 indexes, respectively. The price to book value ratio of the Bolsa was 1.4 and the market capitalization was $138 billion, both at the end of April 1999.

  The Fund continued to register high levels of liquidity. During the first half of fiscal 1999, a total of 26.5 million shares changed hands on all US consolidated markets, equivalent to 52% of the total number of outstanding shares.

Portfolio Strategy

  During the second quarter of fiscal 1999, the Fund directed its portfolio investments to selected companies in the entertainment, conglomerates, hous-ing, retail and telecommunications sectors, while some of its investments in the consumer goods and steel sectors were reduced. These transactions were consistent with the Adviser's view that under the current economic environment of high real interest rates, the Fund's investments should be directed to com-panies with high levels of cash and/or low levels of debt.

  The Fund's investments in equity securities represented 95.72% of its total net assets at the end of April 1999. Included for your reference in this Re-port is a summary description of the Fund's ten largest holdings, which at the end of the second quarter of fiscal 1999 represented approximately 61.50% of its total net assets.

  The Fund will publish on its Web site, located at www.themexicofund.com, its portfolio of investments as of the end of each fiscal quarter, within five business days after the closing of such quarter. Accordingly, the Fund's port-folio of investments will be updated during the first five business days of February, May, August and November.

Securities Lending Program

  Simultaneous with the recovery of the Bolsa index, the market demand for Mexican securities on loan has improved since February 1999. The

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value of the Fund's equity securities on loan at the end of April 1999 amounted to $129.3 million, equivalent to 11.8% of the Fund's total net as-sets. The Fund's securities on loan are indicated in footnote (c) in the Schedule of Investments in this Report. We will continue to report to you reg-ularly on the status and development of the Program.

Year 2000 (Y2K)

  Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not cor-rectly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Y2K issues affect virtually all companies and organizations on a worldwide basis.

  The Investment Adviser has informed the Fund that the Adviser believes it has completed all necessary modifications required to ensure that the Fund's and Investment Adviser's computer systems are capable of processing informa-tion on or after January 1, 2000. This process started during the last quarter of calendar 1997 and the Investment Adviser will continue implementing preven-tive tests during the remaining months of calendar 1999. In addition, the Fund continues to assess with third parties their Y2K plans and compliance efforts. The Fund has developed a contingency plan, intended to provide for possible Y2K occurrences if, and as, the Fund begins to experience system and computer difficulties. In addition, the Fund is trying to ensure that third party non-compliance, should it occur, will not materially affect the Fund's operations. The Fund does not currently anticipate that the Y2K issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services it currently provides to the Fund.

  In addition, the Y2K issue could adversely affect companies in which the Fund invests, but the Fund cannot predict the consequential effect on its in-vestment return. The Investment Adviser has sent questionnaires to all compa-nies in which the Fund has invested, requesting information about their Y2K status. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

  Although the Fund has been inquiring with third parties to assess their Y2K preparedness, there can be no assurance that the Fund will not experience ad-verse effects if certain Y2K problems arise. For example, if the Mexican Stock Exchange or the Mexican central securities depository experience interruptions in operations related to the Year 2000, the Fund may be unable to engage in certain securities transactions. Similarly, the efficient operations of the Fund and the Investment Adviser are significantly dependent on the technology infrastructure of Mexico, including telephone and electrical systems. Year 2000 problems related to these factors are outside of the control of either the Fund or the Investment Adviser. The Fund also relies on third party serv-ices for transfer agency, custody, brokerage, and securities lending services, among others. Despite the Fund's continuing efforts to assess the Y2K readi-ness of these service providers, there can be no assurance that such service providers will not experience Y2K problems that may adversely affect the Fund.

Dividend Reinvestment Plan

  The Fund's Dividend Reinvestment Plan (the Plan) provides a convenient way to increase your holdings in the Common Stock of the Fund through the rein-vestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as partici-pants in the Plan. If you do

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-------------------------------------------------------------------------------
not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional share. At a sharehold-er's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

  Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage com-missions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

  If your shares are registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the share-holder not participated in the Plan.

  If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) ) 936-5100

Investor Relations

  The Fund's Web Site, located at www.themexicofund.com, contains the most re-cent quarterly report of the Fund, a daily update of the Fund's NAV and market price per share, and other useful information. The Adviser also offers a con-venient e-mail service as an additional way for the Fund's shareholders and potential investors to obtain information about the Fund. Please direct your e-mail inquiries to:

  Eduardo Solano
  Investor Relations Officer
  esolano@themexicofund.com

  In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested individuals may either access this report on the Fund's Web Site or receive it via ordinary mail. Please di-rect your request to the Investment Adviser via e-mail or write to:

  Impulsora del Fondo Mexico, sa de cv.
  Aristoteles 77-302
  Col. Polanco
  Mexico, D.F. 11560
  Mexico

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-------------------------------------------------------------------------------

  The Fund also has a toll free telephone number and a liaison office in the United States. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other Fund materials. Please re-fer your information requests to:

  Morrow & Co., Inc.
  14755 Preston Road Suite 725
  One Signature Place
  Dallas, TX 75240
  (800) 224-4134

  Information on the Fund's NAV and market price per share is published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is pub-lished in the NYSE Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's NYSE trading symbol is MXF.

  The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

  ARTHUR ANDERSEN
  Wirtschaftsprufungsgesellschaft
  Steuerberatungsgesellschaft mbH
  Mergenthalerallee 10-12
  65760 Eschborn/Frankfurt/M.
  Postfach 53 23
  65728 Eschborn/Frankfurt/M.
  Germany
  Telefon: 06196-99-6264
  Telefax: 06196-99-6419

Sincerely yours,

[/s/ Jose Luis Gomez Pimienta
/s/ Juan Gallardo T.
Jose Luis Gomez       Juan Gallardo T.
Pimienta              Chairman of the Board
President

June 21, 1999.

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Description of the Fund's Ten Largest Holdings as of April 30, 1999

1. Cifra, S.A. de C.V. (9.28%)

  Cifra is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a sub-sidiary of the US firm Wal-Mart Stores, Inc. At the end of 1998, Cifra had a total of 414 units in Mexico, which included supermarkets, retail stores and restaurants.

2. Kimberly Clark de Mexico, S.A. de C.V. (7.51%)

  The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimberly has the leading market posi-tion in every product category where it competes. Products sold by the company include tissue paper, diapers, feminine care products, notebooks, office paper and specialty products.

3. Grupo Modelo, S.A. de C.V. (7.47%)

  Founded in 1925, Grupo Modelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export mar-kets of 57.9%. The group currently owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

4. Telefonos de Mexico, S.A. de C.V. (6.73%)

  Telmex is the major telecommunications company in Mexico and provides local telephone, domestic and international long-distance, wireless, data, and video transmission services. Since its privatization in 1990, Telmex has aggres-sively modernized and has emerged as a leader in telecommunications services in Latin America.

5. Cemex, S.A. de C.V. (5.92%)

  Cemex is the largest cement company in the Americas and one of the three largest in the world. The company and its subsidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex operates in 22 countries around the world and has commercial relations with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama and Dominican Republic and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

6. Grupo Industrial Bimbo, S.A. de C.V. (5.82%)

  Bimbo is the most important food producer in Mexico and one of the largest in Latin America. The company is dedicated to the production, distribution and sale of bread, cookies, cakes, candies, chocolates, snacks, tortillas and processed foods. Bimbo is the leader in the Mexican bread market and has the largest distribution network in the country. Since 1989, Bimbo has expanded its operations to the United States and Central and South America.

7. Fomento Economico Mexicano, S.A. de C.V. (5.07%)

  Femsa is the largest totally integrated producer of soft drinks and beer in Mexico, and exports its products worldwide. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

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8. Desc, S.A. de C.V. (4.77%)

  Desc is one of Mexico's largest holding groups and focuses its activities in five business sectors: autoparts, chemicals, consumer products, food and real estate. The company's diversification has enabled it to compensate for the ef-fects of the natural cycles of the business sectors in which it participates.

9. Grupo Carso, S.A. de C.V. (4.49%)

  Carso is a diversified holding company with interests in key sectors of the Mexican economy such as telecommunications, consumer goods, retail, construc-tion, autoparts and mining. The company holds large market shares in most of the businesses in which it participates and its strategy consists of acquiring controlling interests in undervalued companies to maximize their long-term growth and value.


10. Carso Global Telecom, S.A. de C.V. (4.44%)

  This company is dedicated to the telecommunications business and is the con-trolling company of Telmex (see above), Prodigy Inc. (US) and Mcom Wireless Inc. (Brazil). The shares of Prodigy Inc., an important Internet service pro-vider in the US, began trading on NASDAQ in February 1999.

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The Mexico Fund, Inc.
Schedule of Investments as of April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      Percent
                             Shares                                         Value     of Net
 Industries                   Held      Common Stock (95.72%)    Series   (Note 1)    Assets
---------------------------------------------------------------------------------------------
 Agrobiotechnology  (a)(c)  1,520,000 Savia, S.A. de C.V. ....      A   $   8,857,081   0.81%
---------------------------------------------------------------------------------------------
                                      Coca-Cola Femsa, S.A. de
 Beverages                  7,950,000  C.V. ..................      L      16,931,351   1.54
                                      Embotelladoras Argos ,
                            6,200,000  S.A. ..................      B       7,372,973   0.67
                                      Fomento Economico
                                       Mexicano, S.A. de
                           15,469,000  C.V. ..................    UBD      55,688,400   5.07
                                      Grupo Continental,
                            7,200,000  S.A. ..................      *      24,908,108   2.27
                                      Grupo Modelo, S.A. de
                       (c) 31,300,000  C.V. ..................      C      82,056,757   7.47
                                                                        -------------  -----
                                                                          186,957,589  17.02
---------------------------------------------------------------------------------------------
 Cement Industry       (c)  8,000,000 Apasco, S.A. de C.V. ...      *      47,135,135   4.29
                       (c) 14,000,000 Cemex, S.A. de C.V. ....    CPO      65,081,081   5.92
                                      Corporacion Moctezuma,
                            5,000,000  S.A. de C.V. ..........      *       6,324,324   0.58
                                                                        -------------  -----
                                                                          118,540,540  10.79
---------------------------------------------------------------------------------------------
                                      Carso Global Telecom,
 Communications        (c) 10,036,994  S.A. de C.V. ..........     A1      48,828,620   4.44
                    (a)(c)  1,410,000 Grupo Televisa, S.A. ...    CPO      28,321,946   2.58
                                      Telefonos de Mexico,
                       (c)  9,500,000  S.A. de C.V. ..........      A      36,151,351   3.29
                                      Telefonos de Mexico,
                       (c) 10,000,000  S.A. de C.V. ..........      L      37,783,784   3.44
                                                                        -------------  -----
                                                                          151,085,701  13.75
---------------------------------------------------------------------------------------------
 Construction &                       Consorcio ARA, S.A. de
 Housing               (a)  2,200,000  C.V. ..................      *       8,062,703   0.73
                                      Consorcio Hogar, S.A. de
                       (a)  2,000,000  C.V. ..................      B       1,543,784   0.14
                                      Corporacion Geo, S.A. de
                    (a)(c)  2,480,000  C.V. ..................      B      10,429,406   0.95
                                      Empresas ICA, Sociedad
                                       Controladora, S.A. de
                           12,600,000  C.V. ..................      *      13,621,622   1.24
                                                                        -------------  -----
                                                                           33,657,515   3.06
---------------------------------------------------------------------------------------------
 Consumer Products                    Kimberly-Clark de
 for Personal Care         21,250,000  Mexico, S.A. de C.V. ..      A      82,472,973   7.51
---------------------------------------------------------------------------------------------
                                      Corporacion
                                       Interamericana de
                                       Entretenimiento, S.A.
 Entertainment      (a)(c)  3,748,000  de C.V. ...............      B      13,087,611   1.19
                                      Corporacion
                                       Interamericana de
                                       Entretenimiento, S.A.
                    (a)(c)  1,200,000  de C.V. ...............      L       3,878,919   0.35
                       (a)  1,710,000 ECE, S.A. de C.V. ......      *         462,162   0.05
                                                                        -------------  -----
                                                                           17,428,692   1.59
---------------------------------------------------------------------------------------------
                                      Grupo Financiero
 Financial Groups           4,227,000  Inbursa, S.A. de C.V. .      B      13,663,492   1.24
                                      Grupo Financiero
                                       Inverlat Recovery
                    (a)(b)         --  Trust..................                    --    0.00
                                                                        -------------  -----
                                                                           13,663,492   1.24
---------------------------------------------------------------------------------------------
                                      Grupo Industrial Bimbo,
 Food                  (c) 30,100,000  S.A. de C.V. ..........      A      63,974,703   5.82
                                      Grupo Industrial Maseca,
                    (a)(c) 17,000,000  S.A. de C.V. ..........      B      11,872,432   1.08
                                      Pasteleria Francesa,
                            6,000,000  S.A. de C.V. ..........      *       1,816,216   0.17
                                                                        -------------  -----
                                                                           77,663,351   7.07
---------------------------------------------------------------------------------------------
 Holdings              (c) 10,150,001 Alfa, S.A. de C.V. .....      A      40,270,815   3.66
                            2,095,000 Cydsa, S.A. ............      A       2,581,946   0.24
                            8,945,950 Desc, S.A. de C.V. .....      A      10,928,566   0.99
                       (c) 32,530,950 Desc, S.A. de C.V. .....      B      41,498,942   3.78
                                      Grupo Carso, S.A. de
                       (c) 10,164,000  C.V. ..................     A1      49,281,665   4.49
                                      Grupo Imsa, S.A. de
                            3,105,000  C.V. ..................    UBC       5,813,903   0.53

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The Mexico Fund, Inc.
Schedule of Investments as of April 30, 1999 (Unaudited) -- (Continued)
-------------------------------------------------------------------------------

                                                                                      Percent
                                                                          Value       of Net
 Industries             Shares Held Common Stock (Continued)   Series    (Note 1)     Assets
---------------------------------------------------------------------------------------------
 Holdings                           Sanluis Corporacion,
  (Continued)       (c)   3,100,000  S.A. de C.V. ..........    CPO   $    7,423,243    0.68%
                    (c)   4,300,000 Vitro, S.A. ............      A        9,064,865    0.83
                                                                      --------------  ------
                                                                         166,863,945   15.20
---------------------------------------------------------------------------------------------
                                    Seguros Comercial
 Insurance          (a)   1,000,000  America, S.A. de C.V. .      B        3,632,432    0.33
---------------------------------------------------------------------------------------------
 Iron & Steel
  Industry       (a)(c)   2,600,000 Hylsamex, S.A. de C.V. .    BCP        7,490,811    0.68
                                    Industrias CH, S.A. de
                 (a)(c)   1,705,000  C.V. ..................      B        4,829,297    0.44
                                    Tubos de Acero de
                    (c)   1,011,000  Mexico, S.A. ..........      *       11,126,465    1.01
                                                                      --------------  ------
                                                                          23,446,573    2.13
---------------------------------------------------------------------------------------------
 Mining                             Grupo Mexico, S.A. de
  Industry          (c)   7,000,000  C.V. ..................      B       27,054,054    2.47
                                    Industrias Penoles, S.A.
                    (c)   3,750,000  de C.V. ...............      *       12,668,919    1.15
                                                                      --------------  ------
                                                                          39,722,973    3.62
---------------------------------------------------------------------------------------------
 Retail Trade    (a)(c)  16,232,807 Cifra, S.A. de C.V. ....      C       30,359,736    2.76
                 (a)(c)  37,723,784 Cifra, S.A. de C.V. ....      V       71,614,016    6.52
                                    Controladora Comercial
                                     Mexicana, S.A. de
                          9,500,000  C.V. ..................    UBC        9,962,162    0.91
                                    Grupo Sanborns, S.A. de
                    (a)   2,292,000  C.V. ..................    B-1        4,534,443    0.41
                                    Organizacion Soriana,
                    (c)   2,000,000  S.A. de C.V. ..........      B        9,016,216    0.82
                                                                      --------------  ------
                                                                         125,486,573   11.42
---------------------------------------------------------------------------------------------
                                    Corporacion Mexicana de
                                     Restaurantes, S.A. de
 Service                  7,822,000  C.V. ..................      B        2,029,492    0.18
---------------------------------------------------------------------------------------------
                                    Total Common Stock
                                     (Identified Cost--
                                     $521,784,365 ).........          $1,051,508,922   95.72
---------------------------------------------------------------------------------------------
                                                                                      Percent
                           Face       Short-Term Securities               Value       of Net
 Securities                Value            (16.10%)                     (Note 1)     Assets
---------------------------------------------------------------------------------------------
                        $47,623,394 Bancomer, S.A., 18.00%,
                                     dated 04/30/99, due
                                     05/03/99, repurchase
                                     price $47,694,829
 Repurchase                          collateralized by
 Agreements                          Udibonos...............           $  47,623,394    4.33%
                        $38,000,000 Morgan Stanley Dean
                                     Witter Discover & Co.,
                                     Inc., 4.90%, dated
                                     04/30/99, due 05/03/99,
                                     repurchase price
                                     $38,015,517
                                     collateralized by U.S.
                                     Government Agency
                                     Securities.............              38,000,000    3.46
                        $31,270,000 Lehman Brothers, Inc.,
                                     4.90%, dated 04/30/99,
                                     due 05/03/99,
                                     repurchase price
                                     $31,282,769
                                     collateralized by U.S.
                                     Government Agency
                                     Securities.............              31,270,000    2.85
                        $30,000,000 Merrill Lynch, Pierce,
                                     Fenner & Smith, Inc.,
                                     4.87%, dated 04/30/99,
                                     due 05/03/99,
                                     repurchase price
                                     $30,012,175
                                     collateralized by U.S.
                                     Government Agency
                                     Securities.............              30,000,000    2.73
                        $30,000,000 Nomura Securities Intl
                                     Inc., 4.90%, dated
                                     04/30/99, due 05/03/99,
                                     repurchase price
                                     $30,012,250
                                     collateralized by U.S.
                                     Government Agency
                                     Securities.............              30,000,000    2.73
                                                                      --------------  ------
                                                                         176,893,394   16.10
---------------------------------------------------------------------------------------------
                                    Total Short-Term
                                     Securities (Identified
                                     Cost--$176,893,394)....             176,893,394   16.10
                                    Total Investments
                                     (Identified Cost--
                                     $698,677,759)..........           1,228,402,316  111.82
                                    Liabilities in Excess of
                                     Other Assets...........            (129,817,479) (11.82)
                                                                      --------------  ------
                                    Net Assets (Equivalent
                                     to $21.75 per share on
                                     50,506,925 Shares of
                                     Capital Stock
                                     Outstanding)...........          $1,098,584,837  100.00%
                                                                      --------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 9 to Financial Statements.
(c) Securities are partially on loan.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost -- $521,784,365)..  $1,051,508,922
 Short term securities (identified cost --
   $176,893,394).................................     176,893,394
                                                   --------------
  Total investments (identified cost --
    $698,677,759)................................                 $1,228,402,316
Cash.............................................                        656,987
Interest receivable..............................                         41,382
Prepaid Mexican withholding taxes (Note 1).......                        151,016
                                                                  --------------
  Total assets...................................                  1,229,251,701
                                                                  --------------
Liabilities:
Payable upon return of securities loaned (Note
 1)..............................................                    129,288,178
Investment adviser (Notes 2 and 3)...............                        702,188
Accrued expenses and other liabilities...........                        676,498
                                                                  --------------
  Total liabilities..............................                    130,666,864
                                                                  --------------
Net Assets -- Equivalent to $21.75 per share on
 50,506,925 shares of capital stock outstanding
 (Note 7)........................................                 $1,098,584,837
                                                                  ==============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations (Unaudited)      For the Six Months Ended April 30, 1999
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends..........................................  $ 8,837,782
 Interest and discounts earned......................    7,680,230
 Income from securities loaned, net.................      321,034
                                                      -----------
 Total income.......................................               $ 16,839,046
Expenses:
 Investment advisory fee (Note 2)...................    2,865,788
 Administrative services (Note 3)...................      175,000
 Value-added taxes (Note 1).........................      467,020
 Printing, distribution and mailing of shareholder
  reports...........................................      154,489
 Legal fees.........................................      223,887
 Directors' fees....................................       83,453
 Directors' expenses................................       12,592
 Accounting and audit fees..........................       51,882
 Custodian fees (Note 5)............................       42,269
 Transfer agent and dividend disbursement fees......       10,500
 Shareholders' information..........................      112,240
 Stock exchange fees................................       16,532
 Miscellaneous......................................       52,156
                                                      -----------
 Operating expenses.................................                  4,267,808
                                                                   ------------
 Net investment income (Note 1).....................                 12,571,238
                                                                   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales................................    5,606,708
 Cost of securities sold............................    5,867,922
                                                      -----------
 Net realized loss on investments...................     (261,214)
 Net realized loss from foreign currency               (4,109,797)
  transactions......................................
                                                      -----------
 Net realized loss on investments and foreign
  currency transactions.............................                 (4,371,011)
Increase (decrease) in net unrealized gain (loss) on
 investments and translation of assets and
 liabilities in foreign currency:
Investments:
 End of period (Note 6).............................  529,724,556
 Beginning of period................................  218,282,123
                                                      -----------
 Increase in net unrealized gain on investments.....  311,442,433
Translation of assets and liabilities in foreign
 currency:
 End of period......................................    3,797,488
 Beginning of period................................   (4,955,696)
                                                      -----------
 Increase in net unrealized gain on translation of
  assets and liabilities in foreign currency........    8,753,184
                                                      -----------
 Increase in net unrealized gain on investments and
  translation of assets and liabilities in foreign
  currency..........................................                320,195,617
                                                                   ------------
Net increase in Net Assets Resulting from
 Operations.........................................               $328,395,844
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Changes in Net Assets

                                              For the
                                          Six Months Ended        For the
                                           April 30, 1999        Year Ended
                                            (Unaudited)       October 31, 1998
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income...................   $   12,571,238      $  19,480,793
Net realized loss on investments and
 foreign currency transactions..........       (4,371,011)       (61,371,108)
Net increase (decrease) in unrealized
 gain on investments and translation of
 assets and liabilities in foreign
 currency...............................      320,195,617       (316,063,430)
                                           --------------      -------------
Net increase (decrease) in net assets
 resulting from operations..............      328,395,844       (357,953,745)
Dividends to shareholders from net
 investment income......................      (13,586,363)       (11,616,592)
Dividends to shareholders from net
 realized gain on investments...........               -         (29,625,602)
Net increase in capital stock (Note 7)..               -          15,078,787
                                           --------------      -------------
 Total increase (decrease) in net
  assets................................      314,809,481       (384,117,152)
Net Assets:
Beginning of period.....................      783,775,356      1,167,892,508
                                           --------------      -------------
End of period...........................   $1,098,584,837 (A)  $ 783,775,356 (A)
                                           ==============      =============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(11,307,628) as of April 30, 1999 and $(6,182,706) as of October 31, 1998.

--------------------------------------------------------------------------------

                           For the
                         Six Months
                            Ended
                          April 30,            For the Year Ended October 31,
The Mexico Fund, Inc.       1999      --------------------------------------------------------
Financial Highlights     (Unaudited)    1998         1997       1996      1995         1994
------------------------------------------------------------------------------------------------
Per share Operating
 Performance:
Net asset value,
 beginning of period.... $    15.52   $  23.49    $    17.33  $  13.80  $  33.48    $    28.88
                         ----------   --------    ----------  --------  --------    ----------
 Net investment income
  (Note 1)..............       0.25       0.39**        0.40      0.50      0.59**        0.21**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note1)......       6.25      (7.48)**       6.16      3.46    (19.21)**       4.89**
                         ----------   --------    ----------  --------  --------    ----------
Total from investments
 operations.............       6.50      (7.09)**       6.56      3.96    (18.62)**       5.10**
                         ----------   --------    ----------  --------  --------    ----------
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....      (0.27)     (0.23)        (0.38)    (0.43)      --          (0.27)
 Distributions to common
  shareholders from net
  capital gains.........        --       (0.60)        (0.02)      --      (0.01)        (0.23)
                         ----------   --------    ----------  --------  --------    ----------
Total dividends and
 distributions..........      (0.27)     (0.83)        (0.40)    (0.43)    (0.01)        (0.50)
                         ----------   --------    ----------  --------  --------    ----------
 Tax return of capital..        --         --            --        --      (0.05)          --
                         ----------   --------    ----------  --------  --------    ----------
 Capital charge
  resulting from
  issuance of fund
  shares................        --       (0.05)          --        --      (1.00)          --
                         ----------   --------    ----------  --------  --------    ----------
 Net asset value, end of
  period................ $    21.75   $  15.52    $    23.49  $  17.33  $  13.80    $    33.48
                         ==========   ========    ==========  ========  ========    ==========
 Market value per share,
  end of period......... $    17.56   $  11.25    $    18.69  $  14.13  $  12.25    $    31.38
                         ==========   ========    ==========  ========  ========    ==========
Total investment return
 based on market value
 per share..............     59.86%    (36.70%)       35.03%    18.77%   (60.79%)       15.39%
Ratios to average net
 assets:
 Expenses...............      1.01%*     0.93%         0.91%     1.00%     1.14%         0.92%
 Net investment income..      2.99%*     1.87%         1.80%     2.93%     3.24%         0.63%
Supplemental Data:
 Net assets at end of
  period (in 000's)..... $1,098,585   $783,775    $1,167,893  $861,750  $685,896    $1,248,094
 Portfolio turnover
  rate..................      0.69%      3.69%         7.58%     9.57%    10.61%         3.89%

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                          (Amounts in thousands, except per share amounts)
                         ----------------------------------------------------------
                           Quarter Ended 04/30/99       Quarter Ended 01/31/99
                         ----------------------------------------------------------
                             Total        Per Share       Total       Per Share
                         --------------  --------------------------  --------------
Investment Income....... $        5,166   $     0.10   $     11,673   $     0.23
Net Investment Income... $        3,035   $     0.06   $      9,536   $     0.19
Net realized loss on
 investments............ $          (65)  $     0.00   $       (196)  $     0.00
Net realized loss from
 foreign currency
 transactions........... $         (944)  $    (0.02)  $     (3,166)  $    (0.06)
Net increase (decrease)
 in unrealized gain on
 investments............ $      316,815   $     6.27   $     (5,373)  $    (0.11)
Net increase in
 unrealized gain on
 translation of assets
 and liabilities in
 foreign currency....... $        5,675   $     0.11   $      3,078   $     0.06
Net asset value......... $    1,098,585   $    21.75   $    774,070   $    15.33

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Notes to Financial Statements--
April 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment ob-jective of the Fund is to seek long term capital appreciation through invest-ment in securities, primarily equity, listed on the Mexican Stock Exchange.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The follow-ing is a summary of significant accounting policies followed by the Fund.

  Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fair value.

  Foreign Currency -- The Fund has adopted the provisions of Statement of Po-sition 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.


 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at April 30, 1999 was Ps. 9.25 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, re-sulting from changes in the exchange rate.

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex- dividend date and interest income is recorded as it is earned.

 Repurchase Agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, re-alization of the collateral by the Fund may be delayed or limited.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the six months ended April 30, 1999, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such in-come to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund proposed by the Fund's Investment Adviser. The Board also approved Merrill Lynch Portfolio Services, Inc. (MLPS) as the lending agent for the Fund. Since August 18, 1998, the Fund has been lending part of its portfolio securities to approved financial institutions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets. The Fund continues to receive dividends on the securities loaned. The gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Fund. The Fund earns interest on the invest-ment of the collateral received for the securities loaned. The Fund may rebate a portion of the interest earned on the investment of collateral to the bor-rower, and pays a commission to the lending agent. Under the agreement, MLPS also reimburses to the Fund the custodian fees.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The net income under this program (including the custodian fees reimbursed) is shown in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any de-lay in the delivery of such securities, each loan is collateralized by U.S. dollars (cash), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or irrevocable stand-by letters of credit issued by U.S. banks. The collateral is maintained at all times in an amount equal to at least 105 percent of the current market value of the loaned securities. At April 30, 1999, the value of securities loaned and collateral received thereon were as follows:

Value of Securities Loaned........................................ $118,456,221
                                                                   ============
Value of Collateral Received...................................... $129,288,178
                                                                   ============

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and rec-ords in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual re-ports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 1999. The annual fee payable to the Adviser by the Fund under this agreement is $350,000.

4. Trust Agreement and Trustee:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invested. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this arrangement, effective Octo-ber 5, 1995, Bancomer received an amount denominated in Mexican pesos for three years, subject to a monthly increase linked to the Mexican Consumer Price In-dex, paid monthly on a cumulative basis, which for the five month period ended March 31, 1998, amounted to $47,990, equivalent to a monthly average of $9,598.

 During 1997 and 1998, the Mexican governmental authorities gave approval to the Trustee for the transfer of the total assets and liabilities of the Trust to the Fund. On February 27, 1998, the Fund's shareholders approved matters in connection with the termination of the Trust Agreement with Bancomer. The ter-mination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, performing certain activities related to the custody of the Fund's secu-rities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mex-ican pesos, which currently translates to approximately $49,985, equivalent to a monthly average of $4,165. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $20,758,110
                                                                    -----------
  Total Purchases.................................................. $20,758,110
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $ 5,606,708
                                                                    -----------
  Total Sales...................................................... $ 5,606,708
                                                                    ===========

 As of April 30, 1999, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $530 million, of which approximately $578 million related to appreciated securities and approximately $48 million related to depreciated securities. The aggregate cost of invest-ments in common stocks at April 30, 1999 for Federal income tax purposes was approximately $522 million.


7. Capital Stock:

 At April 30, 1999, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Company sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994 Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, the Company issued 791,018 shares, which amounted to $15,078,787.

 As of April 30, 1999, net assets were comprised of the following:

Common Stock................................................ $   50,506,925
Additional paid-in capital..................................    576,466,300
Accumulated net investment loss.............................    (11,307,628)
Accumulated net realized loss on investments................    (50,602,804)(A)
Unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency.................    533,522,044
                                                             --------------
                                                             $1,098,584,837
                                                             ==============

--------
(A) ($59,260,812) for Federal Income Taxes.

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accor-dance

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
wih generally accepted accounting principles. For the six months ended April 30, 1999, dividends to shareholders from net investment income are in excess of net investment income as presented in the statement of operations due to a book-tax temporary difference.

 Accumulated net realized (losses) from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at April 30, 1999 of approximately $59,261,000 expiring in 2007.

9. Investments:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of cap-ital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of April 30, 1999, due to the uncertainty regarding its ultimate realization.

 According to the Banking Savings Protection Law published on January 19, 1999, all assets of FOBAPROA will be transfered to a new entity called IPAB (Institute for the Protection of Banking Savings). This transfer will not mod-ify the market value assigned to the Recovery Trust.